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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Innovative Drug Delivery Systems, Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                                           3027473
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

787 Seventh Avenue, 48th Floor,
New York, New York                                                      10019
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(Address of principal executive offices)                             (Zip Code)
Securities to be registered pursuant to
Section 12(b) of the Act:

             Title of each class               Name of each exchange on which
             to be so registered               each class is to be registered

               (Not applicable)
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

If this form relates to the registration of a class of securities pursuant
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|

Securities Act registration statement file number to which this form relates:
333-76190 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock (par value $0.001 per share)
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                                (Title of Class)

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                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

     For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1, File No. 333-76190, as filed with the Securities and Exchange Commission on March 12, 2002, as amended, which information is hereby incorporated by reference. The Registrant hereby further incorporates by reference the description of the Common Stock included in any prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Act.



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     The following exhibits to this Registration Statement have been filed as exhibits to the Registrant's Registration Statement on Form S-1 and are hereby incorporated herein by reference.

                                  EXHIBIT INDEX
Exhibit
Number         Description
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1              Form of Amended and Restated Certificate of Incorporation
2              Form of Amended and Restated Bylaws
3              Specimen Stock Certificate


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)     Innovative Drug Delivery Systems, Inc.
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Date       April 9, 2002
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By        /s/ Leonard L. Firestone
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         Leonard L. Firestone
         Chief Executive Officer